UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2020

RLI Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-09463	37-0889946
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9025 North Lindbergh Drive, Peoria, IL	61615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (309) 692-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 par value	RLI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On November 11, 2020, Jonathan E. Michael, President and Chief Executive Officer, announced his resignation as President of RLI Corp. (the “Company”) effective December 31, 2020.  He will remain Chairman of the Board of Directors of the Company (the “Board”) and Chief Executive Officer (“CEO”) until his planned retirement as CEO, effective December 31, 2021, at which time he will remain Chairman of the Board. Mr. Michael’s resignation as President is part of succession plan approved by independent Directors of the Board to ensure a smooth CEO transition.

(c)  On November 11, 2020, the Board appointed Craig W. Kliethermes, President and Chief Operating Officer of the Company’s insurance company subsidiaries, as President and Chief Operating Officer of the Company effective January 1, 2021.  There is no arrangement or understanding between Mr. Klithermes and any other persons pursuant to which Mr. Kliethermes was selected as an officer. Mr. Kliethermes is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Kliethermes, age 55, has served as President and Chief Operating Officer of the Company’s insurance company subsidiaries since 2016.  Previously, he served as Senior Vice President, Risk Services of the Company since 2013. Kliethermes joined the Company in 2006.

(d)  On November 11, 2020, the Board appointed Craig W. Kliethermes as a member of the Board, effective January 1, 2021. The Board appointed Mr. Kliethermes to serve as a member of the Strategy Committee and the Finance and Investment Committee. Mr. Kliethermes will not receive director fees. There is no arrangement or understanding between Mr. Klithermes and any other persons pursuant to which Mr. Kliethermes was selected as an Director.

Item 7.01 Regulation FD Disclosure.

On November 17, 2020, the Company issued a press release regarding the above matters, as well as announcing its plan for Mr. Kliethermes to succeed Mr. Michael as Chief Executive Officer, effective January 1, 2022. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated November 17, 2020. This Exhibit is furnished pursuant to Item 8.01 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLI CORP.

Date: November 17, 2020	By:	/s/ Jeffrey D. Fick
Jeffrey D. Fick
Sr. Vice President, Chief Legal Officer & Corporate Secretary